Current and Deferred Income Tax (Details Textual) - ARS ($) $ in Thousands	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Current and deferred income tax (Textual)
Deferred income tax assets	$ 83,738	$ 94,695
Deferred income tax assets corresponding losses	334,912	378,780
Deferred income tax liabilities	$ 0	$ 0
Description of tax loss carry-forwards	Tax loss carry-forwards in Argentina generally expire within 5 years.
Description of Income tax	(i) the update of the cost for goods acquired or investments made in the fiscal years that begin as of January 1, 2018 (applicable to the Group for the year end June 30, 2019), considering the percentage variations of the CPI provided by the National Institute of Statistics and Census (“INDEC”);
Description of revaluation of assets	The applicable rate to companies for the third year beginning after January 1, 2018 is increased from 25% to 30% that is, for the Group's fiscal years beginning on July 1, 2019.
Description of tax inflation adjustment	(ii) the application of the adjustment set forth in Title VI of the Income Tax Law when a percentage of variation -of the aforementioned index price - accumulated in thirty-six (36) months prior to the fiscal year end that is liquidated, is greater than one hundred percent (100%), or, with respect to the first, second and third year after its validity, this procedure will be applicable in case the accumulated variation of that index price, calculated from the beginning of the first of them and until the end of each year, exceed 55%, 30% and 15% for the first, second and third year of application, respectively. At the end of this year, there has been an accumulative variation of 43% in the index price that exceeds the expected condition of 55% for the application of the adjustment in the first year. Consequently, the tax inflation adjustment has been applied and the cost of goods acquired during the year 2019 has been updated as established in article 58 of the Income Tax Law.